Exhibit 10.42

LEASE MODIFICATION AGREEMENT (the “Agreement”)

THIS AGREEMENT dated for Reference February 12, 2010.

BETWEEN:

THE GREAT-WEST LIFE ASSURANCE COMPANY

AND

LONDON LIFE INSURANCE COMPANY

c/o GWL Realty Advisors Inc.

Suite 3000 – 650 West Georgia Street

P.O. Box 11505

Vancouver, B.C. V6B 4N7

(collectively, the “Landlord”)

AND:

RITCHIE BROS. AUCTIONEERS (CANADA) LTD.

6500 RIVER ROAD

RlCHMOND, B.C.

V6X 4G5

(the “Tenant”)

AND:	RITCHIE BROS. AUCTIONEERS INCORPORATED 6500 RIVER ROAD RICHMOND, B.C. V6X 4G5

(the “Indemnifier”)

WHEREAS:

A.	By a lease (the “Lease”) dated August 12, 2008 between the Landlord and the Tenant, the Landlord leased to the Tenant certain premises comprising approximately 164,580 square feet of Rentable Area of Building, at 9500 Glenly on Parkway, Burnaby, British Columbia, (the “Building”) for a term of twenty (20) years commencing on the Handover Date, (as such term is defined in the Development Agreement) and ending on the day (the “Expiry Date”) which is twenty (20) years from such Commencement Date, of the premises demised to the Tenant under this Lease consisting of the Building and the Lands.

As referenced in the Lease, “Development Agreement” means the development agreement made the 12th day of August, 2008 by and between the Landlord and Ritchie Bros. Properties Ltd. in respect of, amongst other things, the construction of the Building on the Lands.

B.	The parties have agreed to modify the Lease on the terms and conditions set out herein in order to give effect to incorporating an indemnifier, Ritchie Bros. Auctioneers Incorporated. (the “Indemnifier”), which will indemnify the Tenant’s covenants and obligations of the Lease, on the terms and conditions provided herein and as per the Indemnity Agreement attached hereto as Schedule A.

1

THEREFORE in consideration of the premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties agree as follows:

1.	Acknowledgement. The Landlord, the Tenant and the Indemnifier acknowledge and agree that, effective as of the date of this Agreement, the Indemnifier will enter into an indemnity agreement in the form attached hereto as Schedule A and agree and perform the terms and obligations provided for in the said indemnity agreement.

2.	Ratification. The parties confirm and ratify the terms and conditions contained in the Lease, as extended and amended by this Agreement.

3.	Interpretation. This Agreement will, from the date hereof, be read and construed together with the Lease, and the Lease, as amended hereby, will continue in full force and effect for the remainder of the term of the Lease in accordance with the terms thereof and hereof. All capitalized terms not otherwise defined herein will have the meanings ascribed thereto in the Lease.

4.	Enurement. This Agreement will enure to the benefit of and will be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns. The parties hereto will, at the reasonable request and expense of the other, execute and deliver such further documents and instruments and do all such further acts and things as may be required in order to evidence; carry out and give full effect to this Agreement.

5.	Confidentiality. The Tenant will not disclose to any person any of the terms of this Agreement or the Lease, except to its professional advisors, consultants and auditors, in their capacity as such and except as otherwise required by law.

2

IN WITNESS WHEREOF the parties have executed this Agreement as of the reference date first above written.

3

SCHEDULE A

INDEMNITY AGREEMENT

THIS INDEMNITY is dated this 12 day of February, 2010.

BETWEEN:

THE GREAT-WEST LIFE ASSURANCE COMPANY

And

LONDON LIFE INSURANCE COMPANY

c/o GWL Realty Advisors Inc.

Suite 3000 – 650 West Georgia Street

P.O. Box 11505

Vancouver, British Columbia, V6B 4N7

(the “Landlord”)

AND:

RITCHIE BROS. AUCTIONEERS (CANADA) LTD.

9500 Glenlyon Parkway

Burnaby, British Columbia

V5J 0C6

(the “Tenant”)

AND:	RITCHIE BROS. AUCTIONEERS INCORPORATED 9500 Glenlyon Parkway Burnaby, British Columbia V5J 0C6

(the “Indemnifier”)

The Landlord and the Tenant have agreed for the Tenant to provide an Indemnifier, named aforesaid. The Indemnifier has received the lease dated for reference, August 12, 2008 made between the Landlord and the Tenant (the “Lease”) and the Indemnifier herein unconditionally covenants and makes the following indemnity and agreement (the “Indemnity”) with and in favour of the Landlord:

1.	The Indemnifier, hereby directly and unconditionally covenants with the Landlord that at all times during the Term and any extension or renewal thereof or any period of overholding (and including any period prior to the commencement of the Term during which the Tenant is entitled to access and/or occupy the Premises), that it will, upon demand:

4

(a)	make the due and punctual payment of all rent, money, charges and other amounts of any kind whatsoever payable under the Lease, and whether payable to the Landlord or otherwise and whether the Lease has been disaffirmed or disclaimed;

(b)	effect prompt and complete performance and observance of all terms, covenants, agreements and conditions contained in the Lease on the part of the Tenant to be observed and performed; and

(c)	indemnify and save harmless the Landlord from any loss, cost or damage (including legal costs on a full indemnity basis) arising out of any failure by the Tenant to pay rent, money, charges and other amounts of any kind whatsoever payable under the Lease, or to observe or perform any of the obligations of the Tenant under the Lease or arising out of the failure by the Tenant to complete performance of its obligations under the Lease as a result of the disclaimer, disaffirmation or other extinguishment of the Lease obligations prior to the expiration date of the Lease.

2.	This Indemnity is absolute, unconditional and irrevocable and, without limiting the generality of the foregoing, the liability of the Indemnifier will not be, and will not be deemed to be, released, discharged, mitigated, impaired, waived or in any way affected by:

(a)	any extension of time, indulgences or modifications which the Landlord extends to or makes with the Tenant in respect of the performance of any of the obligations of the Tenant under the Lease;

(b)	any waiver by or failure of the Landlord to enforce any of the terms, covenants and conditions contained in the Lease;

(c)	any subletting or parting with or sharing of possession of all or part of the Premises, or conferring on any person or corporation any right enjoyed by the Tenant under the Lease in any other manner by the Tenant or by any subtenant, trustee, receiver or liquidator, or any consent which the Landlord gives to any such subletting or parting with or sharing of possession of all or part of the Premises, or conferring on any person or corporation any right enjoyed by the Tenant under the Lease in any other manner;

(d)	any transfer or assignment of the Lease by the Tenant (Whether voluntary or by operation of law) or by any trustee, receiver or liquidator, or any change in control of the Tenant or amalgamation of the Tenant with another entity or entities, or any consent which the Landlord gives to any such transfer or assignment

(e)	the termination of the Lease or expiration of the Term;

(f)	any amendment to or modification of the Lease or any waiver by the Tenant of any of its rights under the Lease, whether known by or consented to by the Indemnifier;

5

(g)	the release or discharge of the Tenant in any receivership, bankruptcy, winding-up or other creditors’ proceedings;

(h)	the disclaimer, disaffirmation or termination (including, without limitation, termination by the Landlord) of the Lease in any proceeding, and the obligations of the Indemnifier will continue with respect to the periods prior thereto and thereafter, for and with respect to the Term as if the Lease had not been disclaimed, disaffirmed or terminated, and in furtherance hereof, the Indemnifier agrees, upon any such disclaimer, disaffirmation or termination that the Indemnifier will, at the option of the Landlord, become the tenant of the Landlord for the balance of the Term upon the same terms, covenants and conditions as are contained in the Lease, applied mutatis mutandis, and, if required by the Landlord, the Indemnifier will execute and deliver a new lease of the Premises between the Landlord, as lessor, and the Indemnifier, as lessee, for a term equal to the residue of the Term remaining unexpired at the time of such disclaimer, disaffirmation or termination, and on the same terms, conditions and agreements as are contained in the Lease save for the term, which will be as aforesaid;

(i)	any repossession of the Premises by the Landlord; provided, however, that the net payments received by the Landlord after deducting all costs and expenses of repossessing and reletting the Premises will be credited from time to time by the Landlord against the indebtedness of the Indemnifier hereunder and the Indemnifier will pay any balance owing to the Landlord from time to time immediately upon demand; or

(j)	any act or omission by the Landlord with respect to the matters contained in the Lease.

For greater certainty, the Indemnifier agrees that its obligations hereunder will be no less if the Lease is terminated than its obligations would be if the Lease were not terminated.

3.	Any notice which the Landlord desires to give to the Indemnifier will be sufficiently given if delivered to the Indemnifier in person or to the Premises addressed to the Indemnifier or to the Indemnifier’s registered office in British Columbia or any other jurisdiction and, if mailed, by prepaid registered post addressed to the Indemnifier at the Premises or at the Indemnifier’s registered office in British Columbia or any other jurisdiction, and every notice is deemed to have been given upon the day it was so delivered, or if mailed, upon the second day following the date of mailing. If two or more persons are named as Indemnifier, any notice given hereunder or under the Lease will be sufficiently given if delivered or mailed in the foregoing manner to anyone of such persons.

4.	In the event of a default or breach under the Lease, or under this Indemnity, the Indemnifier hereby waives any right to require the Landlord to:

(a)	proceed against the Tenant or pursue any rights or remedies against the Tenant with respect to the Lease; or

(b)	proceed against or exhaust any security of the Tenant held by the Landlord; or

6

(c)	pursue any other remedy whatsoever which may be available to the Landlord,

and the Landlord will have the right to enforce this Indemnity regardless of the acceptance of additional security from the Tenant, or the release of any security, and regardless of any release or discharge of the Tenant by the Landlord or by others.

5.	The Indemnifier hereby acknowledges and agrees that the Landlord may apply any security deposit or other credit in favour of the Tenant as the Landlord determines in its sole discretion. The Indemnifier further acknowledges that the Landlord will not be obligated to apply any such deposit or credit to cure any default or offset any damages incurred by the Landlord under the

6.	Lease before bringing any actions or pursuing any remedy available to the Landlord through the Indemnifier. The Indemnifier’s obligations and liability will not be affected in any manner whatsoever by the Landlord’s application or non-application, as the case may be, of any such deposit or credit under the Lease.

7.	No action or proceeding brought or instituted under this Indemnity and no recovery in pursuance thereof will be a bar or defence to any further action or proceeding which may be brought hereunder by reason of any further default hereunder or in the performance and observance of any of the terms, covenants and conditions contained in the Lease.

8.	No modification hereof will be effective unless the same is in writing and is executed by both the Indemnifier and the Landlord

9.	Any assignment by the Landlord of any of its interest in the Lease operates automatically as an assignment to the same party of the benefit of this Indemnity.

10.	If two or more individuals, corporations, or other legal entities (or any combination of two or more thereof) execute this Indemnity as Indemnifier, the liability of each such individual, corporation, or other legal entities hereunder is joint and several. If the Indemnifier named in this Indemnity is a partnership or other legal entity, the members of which are (by virtue of statute or general law) subject to personal liability, the liability of each such member is joint and several.

11.	All the terms, covenants and conditions of this Indemnity extend to and are binding upon the Indemnifier, his or its heirs, executors, administrators, successors and assigns, as the case may be, and enure to the benefit of and may be enforced by the Landlord, its successors and assigns, as the case may be, any mortgagee, chargee, trustee under a deed of trust or other encumbrancer of all or any part of the lands and buildings referred to in the Lease. Wherever in this Indemnity reference is made to the Indemnifier, the Landlord or the Tenant, the reference is deemed to apply also to their respective heirs, executors, administrators, successors and assigns and permitted assigns and transferees.

12.	The Indemnifier will, without limiting the generality of the foregoing, be bound by this Indemnity in the same manner as though the Indemnifier were the Tenant named in the Lease and as if the Indemnifier had executed the Lease and had a primary obligation under the Lease. The Indemnifier acknowledges to the Landlord that it is not a surety and that it will have no rights as a surety, whether at law, in equity, or otherwise, which are contrary to the provisions of this Indemnity or the Lease. The Landlord acknowledges to the Indemnifier that it is relying upon the acknowledgement of the Indemnifier set out in this Section 11.

7

13.	Any term contained in this Indemnity will also apply, with any necessary changes in detail, to any extension, modification or renewal of the Lease, and any reference in this Indemnity to “Lease” will include the Lease as it may be extended, modified and renewed.

14.	The Indemnifier acknowledges and confirms that the Indemnifier has received a copy of the Lease and that the Indemnifier has read the Lease and understands the Lease and all of the terms, covenants and conditions contained in the Lease to be observed and performed by the Tenant.

15.	The Indemnifier represents, warrants and agrees that it understands the nature and effect of this Indemnity and, if the Indemnifier is a corporation, that the giving of financial assistance by it to the Tenant is in the best interest of the Indemnifier and is not contrary to any law governing the Indemnifier nor to any agreement by which the Indemnifier is bound.

16.	All capitalized terms not otherwise defined herein have the meanings ascribed thereto in the Lease. Words used in the singular include the plural and vice versa. Words indicating the masculine gender include the feminine and neuter and vice versa. Reference to persons herein includes corporations and other legal entities. The expression “Term” where used herein will mean the term originally granted by the Lease, notwithstanding the termination thereof by any means whatsoever (including, without limitation, disclaimer and surrender) prior to the expiry of the term originally granted.

17.	This Indemnity will be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

IN WITNESS WHEREOF the Indemnifier has executed this Indemnity under seal as of the day and year first above written.

RITCHIE BROS. AUCTIONEERS INCORPORATED.

By:
	Authorized Signatory	(seal)

By:
Authorized Signatory

8

INDEMNITY AGREEMENT

THIS INDEMNITY is dated this 12 day of February, 2010.

BETWEEN:

THE GREAT-WEST LIFE ASSURANCE COMPANY

And

LONDON LIFE INSURANCE COMPANY

c/o GWL Realty Advisors Inc.

Suite 3000 – 650 West Georgia Street

P.O. Box 11505

Vancouver, British Columbia, V6B 4N7

(the “Landlord”)

AND:

RITCHIE BROS. AUCTIONEERS (CANADA) LTD.

9500 Glenlyon Parkway

Burnaby, British Columbia

V5J 0C6

(the “Tenant”)

AND:	RITCHIE BROS. AUCTIONEERS INCORPORATED 9500 G1enlyon Parkway Burnaby, British Columbia V5J 0C6

(the “Indemnifier”)

The Landlord and the Tenant have agreed for the Tenant to provide an Indemnifier, named aforesaid. The Indemnifier has received the lease dated for reference, August 12, 2008 made between the Landlord and the Tenant (the “Lease”) and the Indemnifier herein unconditionally covenants and makes the following indemnity and agreement (the “Indemnity”) with and in favour of the Landlord:

1.	The Indemnifier, hereby directly and unconditionally covenants with the Landlord that at all times during the Term and any extension or renewal thereof or any period of overholding (and including any period prior to the commencement of the Term during which the Tenant is entitled to access and/or occupy the Premises), that it will, upon demand:

(a)	make the due and punctual payment of all rent, money, charges and other amounts of any kind whatsoever payable under the Lease, and whether payable to the Landlord or otherwise and whether the Lease has been disaffirmed or disclaimed;

(b)	effect prompt and complete performance and observance of all terms, covenants, agreements and conditions contained in the Lease on the part of the Tenant to be observed and performed; and

(c)	indemnify and save harmless the Landlord from any loss, cost or damage (including legal costs on a full indemnity basis) arising out of any failure by the Tenant to pay rent, money, charges and other amounts of any kind whatsoever payable under the Lease, or to observe or perform any of the obligations of the Tenant under the Lease or arising out of the failure by the Tenant to complete performance of its obligation under the Lease as a result of the disclaimer, disaffirmation or other extinguishment of the Lease obligation prior to the expiration date of the Lease.

2.	This Indemnity is absolute, unconditional and irrevocable and, without limiting the generality of the foregoing the liability of the Indemnifier will not be, and will not be jurisdiction, and every notice is deemed to have been given upon the day it was so delivered, or if mailed, upon the second day following the date of mailing. If two or more persons are named as Indemnifier, any notice given hereunder or under the Lease will be sufficiently given if delivered or mailed in the foregoing manner to any one of such persons.

4.	In the event of a default or breach under the Lease, or under this Indemnity, the Indemnifier hereby waives any right to require the Landlord to:

(a)	proceed against the Tenant or pursue any rights or remedies against the Tenant with respect to the Lease; or

(b)	proceed against or exhaust any security of the Tenant held by the Landlord; or

(c)	pursue any other remedy whatsoever which may be available to the Landlord,

and the Landlord will have the right to enforce this Indemnity regardless of the acceptance of additional security from the Tenant, or the release of any security, and regardless of any release or discharge of the Tenant by the Landlord or by others.

5.	The Indemnifier hereby acknowledges and agrees that the Landlord may apply any security deposit or other credit in favour of the Tenant as the Landlord determines in its sole discretion. The Indemnifier further acknowledges that the Landlord will not be obligated to apply any such deposit or credit to cure any default or offset any damages incurred by the Landlord under the

6.	Lease before bringing any actions or pursuing any remedy available to the Landlord through the Indemnifier. The Indemnifier’s obligations and liability will not be affected in any manner whatsoever by the Landlord’s application or non-application, as the case may be, of any such deposit or credit under the Lease.

7.	No action or proceeding brought or instituted under this Indemnity and no recovery in pursuance thereof will be a bar or defence to my further action or proceeding which may be brought hereunder by reason of any further default hereunder or in the performance and observance of any of the terms, covenants and conditions contained in the Lease.

8.	No modification hereof will be effective unless the same is in writing and is executed by both the Indemnifier and the Landlord.

9.	Any assignment by the Landlord of any of its interest in the Lease operates automatically as an assignment to the same party of the benefit of this Indemnity.

10.	If two or more individuals, corporations, or other legal entities (or any combination of two or more thereof) execute this Indemnity as Indemnifiers, the liability of each such individual, corporation, or other legal entities hereunder is joint and several. If the Indemnifier named in this Indemnity is a partnership or other legal entity, the members of which are (by virtue of statute or general law) subject to personal liability, the liability of each such member is joint and several.

11.	All the terms, covenants and conditions of this Indemnity extend to and are binding upon the Indemnifier, his or its heirs, executors, administrators, successors and assigns, as the case may be, and enure to the benefit of and may be enforced by the Landlord, its successors and assigns, as the case may be, any mortgagee, chargee, trustee under a deed of trust or other encumbrancer of all or any part of the lands and buildings referred to in the Lease. Wherever in this Indemnity reference is made to the Indemnifier, the Landlord or the Tenant, the reference is deemed to apply also to their respective heirs, executors, administrators, successors and assigns and permitted assigns and transferees.

12.	The Indemnifier will, without limiting the generality of the foregoing, be bound by this Indemnity in the same manner as though the Indemnifier were the Tenant named in the Lease and as if the Indemnifier had executed the Lease and had a primary obligation under the Lease. The Indemnifier acknowledges to the Landlord that it is not a surety and that it will have no rights as a surety, whether at law, in equity, or otherwise, which are contrary to the provisions of this Indemnity or the Lease. The Landlord acknowledges to the Indemnifier that it is relying upon the acknowledgement of the Indemnifier set out in this Section 11.

13.	Any term contained in this Indemnity will also apply, with any necessary changes in detail, to any extension, modification or renewal of the Lease, and any reference in this Indemnity to “Lease” will include the Lease as it may be extended, modified and renewed.

14.	The Indemnifier acknowledges and confirms that the Indemnifier has received a copy of the Lease and that the Indemnifier has read the Lease and understands the Lease and all of the terms, covenants and conditions contained in the Lease to be observed and performed by the Tenant.

15.	The Indemnifier represents, warrants and agrees that it understands the nature and effect of this Indemnity and, if the Indemnifier is a corporation, that the giving of financial assistance by it to the Tenant is in the best interest of the Indemnifier and is not contrary to any law governing the Indemnifier nor to any agreement by which the Indemnifier is bound.

16.	All capitalized terms not otherwise defined herein have the meanings ascribed thereto in the Lease. Words used in the singular include the plural and vice versa. Words indicating the masculine gender include the feminine and neuter and vice versa. Reference to persons herein includes corporations and other legal entities. The expression “Term” where used herein will mean the term originally granted by the Lease, notwithstanding the termination thereof by any means whatsoever (including, without limitation, disclaimer and surrender) prior to the expiry of the term originally granted.

17.	This Indemnity will be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

IN WITNESS WHEREOF the Indemnifier has executed this Indemnity under seal as of the day and year first above written.